Dollars in millions, except per share data
	Three Months Ended
Summary Financial Data & Key Metrics	March 31, 2024	December 31, 2023	March 31, 2023
Results of Operations:
Net interest income	$1,817	$1,911	$850
Provision for credit losses	64	249	783
Net interest income after provision for credit losses	1,753	1,662	67
Noninterest income	627	543	10,259
Noninterest expense	1,376	1,492	855
Income before income taxes	1,004	713	9,471
Income tax expense (benefit)	273	199	(47)
Net income	731	514	9,518
Preferred stock dividends	15	15	14
Net income available to common stockholders	$716	$499	$9,504
Adjusted net income available to common stockholders(1)	$769	$678	$292
Pre-tax, pre-provision net revenue (PPNR)(1)	$1,068	$962	$10,254
Per Share Information:
Diluted earnings per common share (EPS)	$49.26	$34.33	$653.64
Adjusted diluted EPS(1)	52.92	46.58	20.09
Book value per common share at period end	1,443.03	1,403.12	1,262.76
Tangible book value per common share (TBV)(1) at period end	1,398.88	1,357.77	1,213.82
Key Performance Metrics:
Return on average assets (ROA)	1.36%	0.95%	33.23%
Adjusted ROA(1)	1.46	1.28	1.07
PPNR ROA(1)	1.99	1.78	35.80
Adjusted PPNR ROA(1)	2.12	2.27	1.69
Return on average common equity (ROE)	13.97	9.97	367.47
Adjusted ROE(1)	15.01	13.53	11.30
Return on average tangible common equity (ROTCE)(1)	14.42	10.32	386.69
Adjusted ROTCE(1)	15.50	14.00	11.89
Efficiency ratio	56.30	60.80	7.70
Adjusted efficiency ratio(1)	50.29	48.00	58.39
Net interest margin (NIM)(2)	3.67	3.86	3.41
Select Balance Sheet Items at Period End:
Total investment securities	$35,044	$29,999	$19,527
Total loans and leases	135,370	133,302	138,288
Total operating lease equipment, net	8,811	8,746	8,331
Total deposits	149,609	145,854	140,050
Total borrowings	37,540	37,654	46,094
Loan to deposit ratio	90.48%	91.39%	98.74%
Noninterest-bearing deposits to total deposits	26.25	27.29	39.02
Capital Ratios at Period End: (3)
Total risk-based capital ratio	15.66%	15.75%	14.86%
Tier 1 risk-based capital ratio	14.00	13.94	13.13
Common equity Tier 1 ratio	13.44	13.36	12.53
Tier 1 leverage capital ratio	10.11	9.83	16.72
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.79%	0.73%	0.60%
Allowance for loan and lease losses (ALLL) to loans and leases	1.28	1.31	1.16
Net charge-off ratio for the period	0.31	0.53	0.27

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation subsequently included in these materials for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impact of Notable Items.

(2) Calculated net of average credit balances and deposits of factoring clients.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data
	Three Months Ended
Income Statement (unaudited)	March 31, 2024	December 31, 2023	March 31, 2023
Interest income
Interest and fees on loans	$2,354	$2,391	$1,017
Interest on investment securities	282	241	107
Interest on deposits at banks	448	485	87
Total interest income	3,084	3,117	1,211
Interest expense
Deposits	928	865	288
Borrowings	339	341	73
Total interest expense	1,267	1,206	361
Net interest income	1,817	1,911	850
Provision for credit losses	64	249	783
Net interest income after provision for credit losses	1,753	1,662	67
Noninterest income
Rental income on operating lease equipment	255	252	233
Fee income and other service charges	75	80	47
Client investment fees	50	51	2
Wealth management services	51	48	40
International fees	28	30	4
Service charges on deposit accounts	44	44	24
Factoring commissions	17	22	19
Cardholder services, net	40	36	21
Merchant services, net	12	12	10
Insurance commissions	15	14	13
Realized loss on sale of investment securities available for sale, net	—	—	(14)
Fair value adjustment on marketable equity securities, net	(4)	9	(9)
Gain on sale of leasing equipment, net	10	2	4
Gain on acquisition	—	(83)	9,824
Loss on extinguishment of debt	(2)	—	—
Other noninterest income	36	26	41
Total noninterest income	627	543	10,259
Noninterest expense
Depreciation on operating lease equipment	96	96	89
Maintenance and other operating lease expenses	45	59	56
Salaries and benefits	744	714	420
Net occupancy expense	62	65	50
Equipment expense	114	114	58
Professional fees	25	28	11
Third-party processing fees	60	66	30
FDIC insurance expense	41	82	18
Marketing expense	14	24	15
Acquisition-related expenses	58	116	28
Intangible asset amortization	17	17	5
Other noninterest expense	100	111	75
Total noninterest expense	1,376	1,492	855
Income before income taxes	1,004	713	9,471
Income tax expense (benefit)	273	199	(47)
Net income	$731	$514	$9,518
Preferred stock dividends	15	15	14
Net income available to common stockholders	$716	$499	$9,504

Basic earnings per common share	$49.27	$34.36	$654.22
Diluted earnings per common share	$49.26	$34.33	$653.64
Weighted average common shares outstanding (basic)	14,533,302	14,528,447	14,526,693
Weighted average common shares outstanding (diluted)	14,536,442	14,539,838	14,539,709

Dollars in millions
Balance Sheet (unaudited)	March 31, 2024	December 31, 2023	March 31, 2023
Assets
Cash and due from banks	$698	$908	$1,598
Interest-earning deposits at banks	30,792	33,609	38,522
Securities purchased under agreements to resell	394	473	—
Investment in marketable equity securities	79	84	85
Investment securities available for sale	24,915	19,936	9,061
Investment securities held to maturity	10,050	9,979	10,381
Assets held for sale	86	76	94
Loans and leases	135,370	133,302	138,288
Allowance for loan and lease losses	(1,737)	(1,747)	(1,605)
Loans and leases, net of allowance for loan and lease losses	133,633	131,555	136,683
Operating lease equipment, net	8,811	8,746	8,331
Premises and equipment, net	1,906	1,877	1,743
Goodwill	346	346	346
Other intangible assets, net	295	312	364
Other assets	5,831	5,857	7,450
Total assets	$217,836	$213,758	$214,658
Liabilities
Deposits:
Noninterest-bearing	$39,276	$39,799	$54,649
Interest-bearing	110,333	106,055	85,401
Total deposits	149,609	145,854	140,050
Credit balances of factoring clients	1,152	1,089	1,126
Borrowings:
Short-term borrowings	395	485	1,009
Long-term borrowings	37,145	37,169	45,085
Total borrowings	37,540	37,654	46,094
Other liabilities	7,687	7,906	8,172
Total liabilities	$195,988	$192,503	$195,442
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	14	14	14
Class B - $1 par value	1	1	1
Additional paid in capital	4,099	4,108	4,104
Retained earnings	17,435	16,742	14,885
Accumulated other comprehensive loss	(582)	(491)	(669)
Total stockholders’ equity	21,848	21,255	19,216
Total liabilities and stockholders’ equity	$217,836	$213,758	$214,658

Dollars in millions, except share per share data
Notable Items (1)	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
Noninterest income
Rental income on operating lease equipment (2)	$(141)	$(155)	$(145)
Realized loss on sale of investment securities available for sale, net	—	—	14
Fair value adjustment on marketable equity securities, net	4	(9)	9
Gain on sale of leasing equipment, net	(10)	(2)	(4)
Gain on acquisition	—	83	(9,824)
Loss on extinguishment of debt	2	—	—
Other noninterest income (3)	(4)	(5)	—
Impact of notable items on adjusted noninterest income	$(149)	$(88)	$(9,950)
Noninterest expense
Depreciation on operating lease equipment (2)	(96)	(96)	(89)
Maintenance and other operating lease equipment expense (2)	(45)	(59)	(56)
Professional fees (4)	(3)	(5)	—
FDIC insurance special assessment	(9)	(64)	—
Acquisition-related expenses	(58)	(116)	(28)
Intangible asset amortization	(17)	(17)	(5)
Other noninterest expense (5)	6	—	—
Impact of notable items on adjusted noninterest expense	$(222)	$(357)	$(178)

Day 2 provisions for loan and lease losses and off-balance sheet credit exposure	$—	$—	$(716)
Provision for credit losses on investment securities available for sale	—	—	(4)
Impact of notable items on adjusted provision for credit losses	$—	$—	$(720)
Impact of notable items on adjusted pre-tax income	$73	$269	$(9,052)
Income tax impact (6)	20	90	160
Impact of notable items on adjusted net income	$53	$179	$(9,212)

Impact of notable items on adjusted diluted EPS	$3.66	$12.25	$(633.55)

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are reclassified from noninterest expense to a reduction of rental income on operating lease equipment. There is no net impact to earnings for this notable item as adjusted noninterest income and expense are reduced by the same amount. Adjusted rental income on operating lease equipment (non-GAAP) is net of depreciation and maintenance expense for operating lease equipment. Management believes this measure is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.
(3) Notable items included in other noninterest income consist of a gain from a litigation settlement in 1Q24 and a gain on sale of insurance accounts in 4Q23.
(4) Professional fees related to other integration activities.
(5) Litigation reserve release in 1Q24.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
Interest income	$3,084	$3,117	$1,211
Interest expense	1,267	1,206	361
Net interest income	1,817	1,911	850
Provision for credit losses	64	249	63
Net interest income after provision for credit losses	1,753	1,662	787
Noninterest income	478	455	309
Noninterest expense	1,154	1,135	677
Income before income taxes	1,077	982	419
Income tax expense	293	289	113
Net income	$784	$693	$306
Preferred stock dividends	15	15	14
Net income available to common stockholders	$769	$678	$292

Basic earnings per common share	$52.94	$46.62	$20.11
Diluted earnings per common share	52.92	46.58	20.09
Weighted average common shares outstanding (basic)	14,533,302	14,528,447	14,526,693
Weighted average common shares outstanding (diluted)	14,536,442	14,539,838	14,539,709
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impacts of notable items. Refer to the non-GAAP reconciliation table(s) at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	March 31, 2024	December 31, 2023	March 31, 2023
Loans and Leases by Class
Commercial
Commercial construction	$4,062	$3,918	$3,386
Owner-occupied commercial mortgages	15,979	15,471	14,411
Non-owner-occupied commercial mortgages	15,329	14,995	13,403
Commercial and industrial	30,164	29,794	26,763
Leases	2,067	2,054	2,163
Total commercial	$67,601	$66,232	$60,126

Consumer
Residential mortgage	$22,901	$22,776	$21,706
Revolving mortgage	2,240	2,165	2,067
Consumer auto	1,476	1,442	1,452
Consumer other	1,306	1,176	1,235
Total consumer	$27,923	$27,559	$26,460

SVB
Global fund banking	$26,518	$25,553	$36,097
Investor dependent - early stage	1,293	1,403	1,994
Investor dependent - growth stage	2,696	2,897	4,418
Innovation C&I and cash flow dependent	9,339	9,658	9,193
Total SVB	$39,846	$39,511	$51,702
Total loans and leases	$135,370	$133,302	$138,288
Less: allowance for loan and lease losses	(1,737)	(1,747)	(1,605)
Total loans and leases, net of allowance for loan and lease losses	$133,633	$131,555	$136,683

Deposits by Type (end of period)	March 31, 2024	December 31, 2023	March 31, 2023
Demand	$39,276	$39,799	$54,649
Checking with interest	24,244	23,754	23,743
Money market	31,393	30,611	30,597
Savings	37,688	35,258	18,132
Time	17,008	16,432	12,929
Total deposits	$149,609	$145,854	$140,050

Dollars in millions
	Three Months Ended
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	March 31, 2024	December 31, 2023	March 31, 2023
Nonaccrual loans at period end	$1,074	$969	$828
Ratio of nonaccrual loans to total loans at period end	0.79%	0.73%	0.60%

Charge-offs	$(128)	$(201)	$(62)
Recoveries	25	24	12
Net charge-offs	$(103)	$(177)	$(50)
Net charge-off ratio	0.31%	0.53%	0.27%

ALLL to loans ratio at period end	1.28%	1.31%	1.16%

ALLL at beginning of period	$1,747	$1,673	$922
Initial PCD ALLL	—	—	200
Day 2 provision for loan and lease losses	—	—	462
Provision for loan and lease losses	93	251	71
Net charge-offs	(103)	(177)	(50)
ALLL at end of period	$1,737	$1,747	$1,605

Dollars in millions	Three Months Ended
Average Balance Sheets, Yields and Rates	March 31, 2024			December 31, 2023			March 31, 2023
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$132,313	$2,354	7.15%	$131,594	$2,391	7.21%	$73,592	$1,017	5.59%
Investment securities	32,647	279	3.42	28,722	239	3.30	19,416	107	2.21
Securities purchased under agreements to resell	244	3	5.40	225	2	5.36	—	—	—
Interest-earning deposits at banks	33,383	448	5.39	35,712	485	5.39	7,585	87	4.61
Total interest-earning assets (2)	$198,587	$3,084	6.23%	$196,253	$3,117	6.30%	$100,593	$1,211	4.86%

Operating lease equipment, net	$8,806			$8,715			$8,236
Cash and due from banks	785			846			595
Allowance for loan and lease losses	(1,796)			(1,717)			(936)
All other noninterest-earning assets	9,699			10,515			7,676
Total assets	$216,081			$214,612			$116,164
Interest-bearing deposits
Checking with interest	$23,963	$130	2.18%	$23,820	$128	2.14%	$16,494	$22	0.55%
Money market	30,929	232	3.02	30,173	211	2.77	21,216	80	1.53
Savings	36,493	391	4.31	34,166	362	4.20	17,730	110	2.51
Time deposits	16,679	175	4.21	16,558	164	3.94	11,917	76	2.59
Total interest-bearing deposits	108,064	928	3.45	104,717	865	3.28	67,357	288	1.73
Borrowings:
Securities sold under customer repurchase agreements	431	1	0.47	455	1	0.44	455	—	0.30
Short-term FHLB borrowings	—	—	—	—	—	—	328	4	4.67
Short-term borrowings	431	1	0.47	455	1	0.44	783	4	2.13
Federal Home Loan Bank borrowings	—	—	2.00	—	—	1.99	3,284	40	4.96
Senior unsecured borrowings	376	2	2.50	377	3	2.46	883	5	2.06
Subordinated debt	911	8	3.29	1,038	10	3.82	1,048	9	3.54
Other borrowings	35,859	328	3.66	35,845	327	3.65	1,978	15	2.93
Long-term borrowings	37,146	338	3.64	37,260	340	3.65	7,193	69	3.84
Total borrowings	37,577	339	3.60	37,715	341	3.61	7,976	73	3.67
Total interest-bearing liabilities	$145,641	$1,267	3.49%	$142,432	$1,206	3.37%	$75,333	$361	1.94%

Noninterest-bearing deposits	$39,651			$41,599			$26,482
Credit balances of factoring clients	1,105			1,275			1,007
Other noninterest-bearing liabilities	8,186			8,566			1,973
Stockholders' equity	21,498			20,740			11,369
Total liabilities and stockholders’ equity	$216,081			$214,612			$116,164

Net interest income		$1,817			$1,911			$850
Net interest spread (2)			2.74%			2.93%			2.92%
Net interest margin (2)			3.67%			3.86%			3.41%

(1) Loans and leases include non-PCD and PCD loans, nonaccrual loans, and loans held for sale. Interest income on loans and leases includes accretion income and loan fees.
(2) The balance and rate presented is calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended
Non-GAAP Reconciliations		March 31, 2024	December 31, 2023	March 31, 2023
Net income and EPS
Net income (GAAP)	a	$731	$514	$9,518
Preferred stock dividends		15	15	14
Net income available to common stockholders (GAAP)	b	716	499	9,504
Total notable items, after income tax	c	53	179	(9,212)
Adjusted net income (non-GAAP)	d = (a+c)	784	693	306
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$769	$678	$292
Weighted average common shares outstanding
Basic	f	14,533,302	14,528,447	14,526,693
Diluted	g	14,536,442	14,539,838	14,539,709
EPS (GAAP)
Basic	b/f	$49.27	$34.36	$654.22
Diluted	b/g	49.26	34.33	653.64
Adjusted EPS (non-GAAP)
Basic	e/f	$52.94	$46.62	$20.11
Diluted	e/g	52.92	46.58	20.09

Noninterest income and expense
Noninterest income	h	$627	$543	$10,259
Impact of notable items, before income tax		(149)	(88)	(9,950)
Adjusted noninterest income (non-GAAP)	i	$478	$455	$309

Noninterest expense	j	$1,376	$1,492	$855
Impact of notable items, before income tax		(222)	(357)	(178)
Adjusted noninterest expense (non-GAAP)	k	$1,154	$1,135	$677

Provision for credit losses
Provision for credit losses		$64	$249	$783
Less: day 2 provision for loan and lease losses and off-balance sheet exposure		—	—	716
Less: provision for credit losses on investment securities available for sale		—	—	4
Adjusted provision for credit losses (non-GAAP)		$64	$249	$63

PPNR
Net income (GAAP)	a	$731	$514	$9,518
Plus:
Provision for credit losses		64	249	783
Income tax expense		273	199	(47)
PPNR (non-GAAP)	l	$1,068	$962	$10,254
Impact of notable items (1)		73	269	(9,772)
Adjusted PPNR (non-GAAP)	m	$1,141	$1,231	$482

(1) Excludes the notable items for the provision for credit losses and income taxes as these items are excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions
		Three Months Ended
Non-GAAP Reconciliations (continued)		March 31, 2024	December 31, 2023	March 31, 2023
ROA
Net income (GAAP)	a	$731	$514	$9,518
Annualized net income	n = a annualized	2,942	2,041	38,602
Adjusted net income (non-GAAP)	d	784	693	306
Annualized adjusted net income	p = d annualized	3,156	2,748	1,244
Average assets	o	216,081	214,612	116,164
ROA	n/o	1.36%	0.95%	33.23%
Adjusted ROA (non-GAAP)	p/o	1.46	1.28	1.07

PPNR ROA
PPNR (non-GAAP)	l	$1,068	$962	$10,254
Annualized PPNR	q = l annualized	4,296	3,818	41,586
Adjusted PPNR (non-GAAP)	m	1,141	1,231	482
Annualized adjusted PPNR	r = m annualized	4,589	4,882	1,954
PPNR ROA	q/o	1.99%	1.78%	35.80%
Adjusted PPNR ROA (non-GAAP)	r/o	2.12	2.27	1.69

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,880	$1,980	$38,543
Annualized adjusted net income available to common stockholders	t = e annualized	$3,094	$2,687	$1,185

Average stockholders' equity (GAAP)		$21,498	$20,740	$11,369
Less: average preferred stock		881	881	881
Average common stockholders' equity (non-GAAP)	u	$20,617	$19,859	$10,488
Less: average goodwill		346	346	346
Less: average other intangible assets		304	322	175
Average tangible common equity (non-GAAP)	v	$19,967	$19,191	$9,967
ROE	s/u	13.97%	9.97%	367.47%
Adjusted ROE (non-GAAP)	t/u	15.01	13.53	11.30
ROTCE	s/v	14.42	10.32	386.69
Adjusted ROTCE (non-GAAP)	t/v	15.50	14.00	11.89

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$21,848	$21,255	$19,216
Less: preferred stock		881	881	881
Common equity (non-GAAP)	x	$20,967	$20,374	$18,335
Less: goodwill		346	346	346
Less: other intangible assets		295	312	364
Tangible common equity (non-GAAP)	y	$20,326	$19,716	$17,625
Total assets (GAAP)	z	217,836	213,758	214,658
Tangible assets (non-GAAP)	aa	217,195	213,100	213,948
Total equity to total assets	w/z	10.03%	9.94%	8.95%
Tangible common equity to tangible assets (non-GAAP)	y/aa	9.36	9.25	8.24

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended
Non-GAAP Reconciliations (continued)		March 31, 2024	December 31, 2023	March 31, 2023
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	14,529,735	14,520,118	14,519,993
Book value per share	x/bb	$1,443.03	$1,403.12	$1,262.76
Tangible book value per share (non-GAAP)	y/bb	1,398.88	1,357.77	1,213.82

Efficiency ratio
Net interest income	cc	$1,817	$1,911	$850
Efficiency ratio (GAAP)	j / (h + cc)	56.30%	60.80%	7.70%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	50.29	48.00	58.39

Rental income on operating lease equipment
Rental income on operating lease equipment		$255	$252	$233
Less: depreciation on operating lease equipment		96	96	89
Less: maintenance and other operating lease expenses		45	59	56
Adjusted rental income on operating lease equipment (non-GAAP)		$114	$97	$88

Note: Certain items above do not precisely recalculate as presented due to rounding.